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                                                                    Exhibit 10.4


U.S.$100,000.00                                            Clearwater, Florida
                                                               May 13   , 1998
                                                           -------------


                                PROMISSORY NOTE


     BEING INDEBTED, FOR VALUE RECEIVED, the undersigned (the "Borrower"), promises to pay to the order of NU-WAVE HEALTH PRODUCTS, INC., a Florida corporation (the "Lender"), or order, its successors or assigns, at its offices at 5905-A Hampton Oaks Parkway, Tampa, FL 33610, the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00), together with interest on the unpaid balance, calculated in the manner herein stated, from the dates of disbursements until maturity, both principal and interest being payable in lawful money of the United States of America.

     The interest charged on the unpaid balance owed pursuant to this Note is a floating simple interest rate equal to the sum of (a) a rate which is two percent (2%) per annum during the term of the Note (the "FIXED RATE") plus (b) an interest rate per annum (the "FLOATING RATE") defined as the rate periodically announced by The Wall Street Journal, from time to time as the Prime Rate (the "Prime Rate"). The interest rate charged shall be calculated on a daily basis and changes in the rate may occur daily. Interest shall be calculated on a 360-day year based on actual days elapsed and shall be payable monthly on the outstanding principal balance due and owing from time to time.

     Principal together with all accrued interest thereon shall be due exactly six (6) months from the date of this Note, without demand.

     In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Borrower or received by the Lender, then such excess sums shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith.

     This Note may be prepaid in whole or in part at any time without payment of premium or penalty. Any prepayments shall be applied to the last installments due hereunder from time to time without notice to endorsers or guarantors.

     This Note is secured by Mortgage, Security Agreement, Financing Statements and such other security or supporting documents as are executed in conjunction with it (the "Loan Documents") between the Borrower and Lender on real and/or personal property, improvements, furnishings, fixtures, appurtenances, and hereditaments (the "Premises"). This Note and the Lender are entitled to all of the benefits provided for in the Loan Documents or referred to within them, to which Loan Documents reference is hereby specifically made and they are hereby incorporated herein by reference for a statement of the terms and conditions under which the due date of this Note may be accelerated.



PREPARED FOR AND RETURN TO:
Roger A. Larson, Esq.
Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A.
911 Chestnut Street, Clearwater, Florida 33756
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     Time is of the essence of this obligation.

     In the event of either a failure to pay any monetary sum when due, or an occurrence of any default as defined under the Loan Documents, the principal sum above mentioned or any balance remaining unpaid shall be immediately due and payable from the Borrower to the Lender without further notice, together with all interest, all just and reasonable expenses, costs and disbursements, including a reasonable attorney's fee, whether incurred for suit enforcement, protection of the collateral or collection, whether or not suit be brought, such attorney's fees to include those incurred in appellate and Bankruptcy proceedings, if any. Notice, when required, shall be deemed to have been made upon deposit in the United States mails by the Lender to the Borrower, at the address shown beneath the signatures undersigned.

     In the event this Note is accelerated pursuant to a failure to timely pay or perform, then the entire unpaid principal shall bear interest at the maximum rate permitted by applicable law as changed from time to time from the time that payment or performance should have occurred. In the event a judgment is obtained, the judgment amount shall bear interest at the default rate recited herein or the rate of interest established by Section 55.03 Florida Statutes, which ever is the greater, until the full amount of the judgment is collected.

     The remedies of the Lender, as provided herein or in the Mortgage or any other Loan Documents, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as to a subsequent event.

     Where applicable, the term Lender shall include any subsequent or successor holder of this Note and the Loan Documents.

     For and in consideration of the funding of this Note by the Lender or any renewal or extension thereof, should any occur, the undersigned Borrower hereby agrees to cooperate or to reexecute any and all Loan Documents deemed necessary or desirable in the Lender's discretion, in order to correct or to adjust for any clerical errors or omissions contained in any document executed in connection with the loan.

     WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES THAT:

     (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR


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PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN
AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (B) NEITHER THE BORROWER NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

     (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

     (D) NEITHER THE BORROWER NOR THE LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

     (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS TRANSACTION.

     THE UNDERSIGNED ACKNOWLEDGE THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL FAMILY OR HOUSEHOLD PURPOSE.

     Florida Documentary stamps in the amount of $350 have been affixed to the original Note and canceled.

                                   ENERGY FACTORS, INC., a Florida corporation



                                   By: /s/ Paul Santostasi
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                                           PAUL SANTOSTASI, CEO


                                   6950 Bryan Dairy Rd.
                                   Largo, FL 33776